  Exhibit 99.2

Fusion NBS Acquisition Corp.
c/o Fusion Telecommunications International, Inc.
420 Lexington Avenue, Suite 1718
New York, New York 10170
Attn: James P. Prenetta, Jr., Executive Vice President and General Counsel

Re: Consent

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of November 14, 2016, as amended by that certain Consents and Amendments to Loan Documents, dated as of July 20, 2017 (as so amended, and as the same may be further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), by and among Fusion NBS Acquisition Corp., a Delaware corporation (“Borrower”), Fusion Telecommunications International, Inc., a Delaware corporation (“Fusion”), Network Billing Systems, L.L.C., a New Jersey limited liability company (“NBS”), Fusion BVX LLC, a Delaware limited liability company (“BVX”), Pingtone Communications, Inc., a Delaware corporation (“Pingtone”), Fidelity Telecom, LLC, an Ohio limited liability company (“FTL”), Fidelity Access Networks, Inc., an Ohio corporation (“FANI”), Fidelity Access Networks, LLC, an Ohio limited liability company (“FANL”), Fidelity Connect LLC, an Ohio limited liability company (“FCL”), Fidelity Voice Services, LLC, an Ohio limited liability company (“FVS”), Apptix, Inc., a Florida corporation (“Apptix”) and Fusion BCHI Acquisition LLC, a Delaware limited liability company (“BCHI”; each of Fusion, NBS, BVX, Pingtone, FTL, FANI, FANL, FCL, FVS, Apptix and BCHI are individually, a “Guarantor” and collectively, the “Guarantors”), East West Bank, as Administrative Agent, Swingline Lender, an Issuing Bank and a Lender and each other Lender from time to time party to the Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned such terms in the Credit Agreement.

Background

Borrower has informed Administrative Agent that NBS wishes to acquire all or substantially all of the assets (the “Acqusition”) of IQMax, Inc., a Delaware corporation (“IQMax”) pursuant to the terms of an asset purchase agreement and associated documentation, dated on or about the date hereof, by and among NBS and IQMax.

Consent

Pursuant to the terms of Section 7.01(a) of the Credit Agreement, no Loan Party is permitted to acquire all or a substantial portion of the assets of any Person, other than as permitted pursuant to Section 7.01(a) of the Credit Agreement. As a result of the Acquisition, NBS shall acquire all or substantially all of the assets of IQMax. In connection with the Acquisition, Borrower has requested that Administrative Agent and the Requisite Lenders consent to the Acquisition. In reliance on the representations, warranties and covenants provided herein and made by Borrower to Administrative Agent in connection with the request for such consent, Administrative Agent and the Requisite Lenders hereby consent to the Acquisition.

General

Except for the consent expressly provided by this letter agreement, the terms and provisions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. The consent provided and agreed to herein is to be effective only upon receipt by Administrative Agent of an execution counterpart of this letter agreement signed by Borrower and each Guarantor. By agreeing to this letter agreement as acknowledged below, Borrower hereby certifies and warrants to Administrative Agent and the Requisite Lenders that each of its representations and warranties contained in the Loan Documents to which it is a party are true and correct in all material respects (other than any representations or warranties qualified pursuant to their terms by materiality qualifiers, which representations and warranties shall be true and correct in all respects as written) as of the effective date of this letter agreement, including that no Default or Event of Default exists, with the same effect as though made on such effective date (after giving effect to the consent contained in this letter agreement and except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date). The effectiveness of the consent provided herein is conditioned upon the correctness in all material respects of all representations and warranties made by Borrower herein. The consent contained herein shall not constitute a course of dealing between Borrower and Administrative Agent and, except as expressly provided herein, shall not constitute a waiver, extension or forbearance of any Default or Event of Default, now or hereafter arising, or an amendment of any provision of the Credit Agreement or the other Loan Documents. Borrower agrees to pay to Administrative Agent, on demand, in immediately available funds, all out-of-pocket costs and expenses incurred by Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel retained by Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this letter agreement and all other instruments and documents contemplated hereby. This letter agreement shall be governed by, construed and enforced in accordance with all provisions of the Credit Agreement and may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart signature of this letter agreement by email transmission of a “pdf” or similar copy shall be equally effective as delivery of an original counterpart of this letter agreement. Any party delivering an executed counterpart signature page to this letter agreement by e-mail transmission shall also deliver an executed counterpart of this letter agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this letter agreement.

Reaffirmation

By its execution hereof, each Grantor hereby consents and agrees to the terms and provisions of this letter agreement and consents and agrees that each of the Security Documents remain in full force and effect and continue to be the legal, valid and binding obligation of each such Grantor, enforceable against each such Grantor in accordance with the terms thereof.

[Signatures follow on the next page.]

Please evidence your acknowledgment and agreement to the foregoing by executing this letter agreement in the place indicated below.

EAST WEST BANK,
as Administrative Agent

By: /s/ David Hill
     Name: David Hill

     Title: First Vice President

OPUS BANK,
as Lender

By: /s/ Maria Ding
     Name: Maria Ding

     Title: Vice President

Acknowledged and agreed to:

FUSION NBS ACQUISITION CORP.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: /s/ Gordon Hutchins, Jr.
     Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

NETWORK BILLING SYSTEMS, L.L.C.

By: /s/ Gordon Hutchins, Jr.
     Name: Gordon Hutchins, Jr.
Title: Executive Vice President

FUSION BVX LLC

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President

PINGTONE COMMUNICATIONS, INC.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY ACCESS NETWORKS, LLC

By: /s/ Gordon Hutchins, Jr.
     Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY CONNECT LLC

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY VOICE SERVICES, LLC

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY ACCESS NETWORKS, INC.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY TELECOM, LLC

By: /s/ Gordon Hutchins, Jr.
      Name: Gordon Hutchins, Jr.
      Title: President and Chief Operating Officer

APPTIX, INC.

By: /s/ Gordon Hutchins, Jr.
      Name: Gordon Hutchins, Jr.
      Title: President and Chief Operating Officer

FUSION BCHI ACQUISITION LLC

By: /s/ Gordon Hutchins, Jr.
      Name: Gordon Hutchins, Jr.
      Title: Manager